UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 31, 2009

GSI COMMERCE, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-16611	04-2958132
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

935 First Avenue, King of Prussia, Pennsylvania		19406
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-491-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 31, 2009, GSI Commerce, Inc. (the "Company") and Stephen J. Gold, the Company's Executive Vice President and Chief Information Officer, entered into an amendment (the "Amendment") to the offer letter (the "Offer Letter"), dated January 31, 2005, between the Company and Mr. Gold.

The following is a summary of the material provisions of the Amendment. This summary is not intended to be complete and is qualified in its entirety by reference to the Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein. Except as otherwise specifically provided in the Amendment, all terms and conditions of the Offer Letter continue to be in full force and effect.

Pursuant to the Amendment, Mr. Gold will be eligible for an incentive arrangement, in addition to the Company's leadership bonus plan, which will provide him with an opportunity to earn an additional bonus of up to 50% of his annual base salary based on the achievement of individual and departmental goals. Mr. Gold has agreed to repay such bonus to the Company if, within nine months after receiving the bonus, he resigns from the Company for any reason or the Company terminates his employment for "cause," as defined in the Offer Letter.

Under the Amendment, the Company will pay severance to Mr. Gold in an amount equal to his base salary for a number of months ranging from 24 to 12 months depending on the date of severance. In addition, subject to certain limitations, the Company will continue to provide healthcare coverage for Mr. Gold and his family for the lesser of 36 months after the termination of his employment or until Mr. Gold obtains other healthcare coverage. The cost of such healthcare coverage will be deducted from Mr. Gold's severance payments.

Mr. Gold is entitled to the foregoing severance and healthcare benefits if (i) the Company terminates Mr. Gold's employment without "cause" or (ii) Mr. Gold terminates his employment due to a change in his internal reporting arrangements or material reduction in his job responsibilities, the Company does not correct this situation within ten days after Mr. Gold's notice of resignation, and Mr. Gold continues to provide his services to the Company for a transition period of three months.

Item 9.01 Financial Statements and Exhibits.

Exhibits.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSI COMMERCE, INC.

August 6, 2009	By:	/s/ Michael R. Conn

Name: Michael R. Conn
Title: EVP and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Amendment to Offer Letter, dated July 31, 2009, between GSI Commerce, Inc. and Stephen J. Gold